UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2026

Solo Brands, Inc.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-40979

Delaware		87-1360865
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

1001 Mustang Dr.
Grapevine,	TX	76051
Address of Principal Executive Offices		Zip Code
(817) 900-2664
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	SBDS	OTCQB Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 22, 2026, Solo Brands, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s Amended and Restated 2021 Incentive Award Plan (the “Incentive Plan”). The Incentive Plan provides for an increase in the number of shares of the Company’s Class A common stock authorized for issuance under the Incentive Plan. A description of the Incentive Plan is included in the section titled “Proposal 3: Approval of the Solo Brands, Inc. Amended and Restated 2021 Incentive Award Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2026 (the “Definitive Proxy Statement”), which description is incorporated herein by reference.
The foregoing description of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting held on May 22, 2026, a total of 2,005,034 shares of the Company’s Class A common stock outstanding as of the close of business on March 24, 2026 were present in person or represented by proxy at the meeting, representing a quorum. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Definitive Proxy Statement.
Proposal 1 – Election of two Class II directors to serve until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Paul Furer	1,320,565	28,735	655,734
Peter Laurinaitis	1,321,619	27,681	655,734
Proposal 2 – Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
1,823,580	181,296	158	—
Proposal 3 – Approval of the Company’s Amended and Restated 2021 Incentive Award Plan to increase the number of shares available for issuance under the Incentive Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
1,290,420	58,762	118	655,734
Proposal 4 – Approval to adjourn the Annual Meeting.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
1,286,432	62,449	419	655,734
Although Proposal 4 was approved, an adjournment of the Annual Meeting was not necessary because the Company’s stockholders approved Proposal 3.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibits
10.1	Amended and Restated 2021 Incentive Award Plan
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solo Brands, Inc.
(Registrant)

Date:	May 26, 2026	By:	/s/ Chris Blevins
Chris Blevins
General Counsel and Secretary